SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2005
Santander BanCorp
(Exact name of registrant as specified in this charter)

Puerto Rico	001-15849	66-0573723

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

207 Ponce de León Avenue, San Juan, Puerto Rico	00917

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(787) 777-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     On December 8, 2005 Santander BanCorp (issued a press release announcing that the Board of Directors of Santander Securities Corp., a subsidiary of the Corporation, appointed James Rodríguez Colom president of Santander Securities, effective January 1, 2006. Rodríguez replaces Carlos M. García, who had been president of Santander Securities since August 2001. García continues in his position as Chief Operating Officer of Santander BanCorp, position that he has held since January 2004.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits

99.1	Press Release.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP
By:	/s/ José Ramón González
José Ramón González
President and Chief Executive Officer

Date: December 8, 2005.